Ohio National Fund, Inc.

Supplement dated May 24, 2022

to the Summary Prospectuses dated April 29, 2022

The following supplements and amends the summary prospectuses dated April 29, 2022:

ON Bond Portfolio

The information with respect to Gary Rodmaker under the heading “Management” is amended to read as follows:

Gary Rodmaker, CFA, FLMI, Senior Vice President, Fixed Income Securities for Ohio National Life, has been a portfolio manager for the Portfolio since January 2015.

ON BlackRock Balanced Allocation Portfolio

The information with respect to Gary Rodmaker under the heading “Management” is amended to read as follows:

Gary Rodmaker, CFA, FLMI, Senior Vice President, Fixed Income Securities for Ohio National Life, has been a portfolio manager for the Portfolio since 2016.

*            *            *

Please retain this supplement with your Prospectus for future reference.